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                                                                EXHIBIT 10.14(a)


                            SUBORDINATION AGREEMENT

         This Subordination Agreement (this "Agreement") is made as of November 11, 1997, by the following Persons (all of whom are herein collectively called "Related Persons"):

         AEI Holding Company, Inc., a Delaware corporation ("Borrower"), Larry Addington, owner of 50% of the outstanding shares of capital stock of Borrower, Addington Enterprises, Inc., a Kentucky corporation ("Addington"), owner of 50% of the outstanding shares of capital stock of Borrower, (collectively referred to as the "Stockholders" and individually as "Stockholder"), all of Borrower's wholly-owned direct and indirect subsidiaries, Tennessee Mining, Inc., a Kentucky corporation ("Tennessee Mining"), Ikerd-Bandy Co., Inc., a Kentucky corporation ("Ikerd-Bandy"), Addington Mining, Inc., a Kentucky corporation ("Addington Mining") (Tennessee Mining, Ikerd-Bandy, and Addington Mining being hereinafter referred to individually as "Subsidiary" and collectively with all wholly-owned direct and indirect subsidiaries as "Subsidiaries"), and each other Subsidiary of Borrower which at any time hereafter executes and delivers a counterpart of this Agreement to Agent (as defined below).

                                   RECITALS:

         1. Borrower, Agent, and Lenders (as defined below) have entered into a Credit Agreement of even date herewith (herein, as from time to time supplemented, amended or restated, called the "Credit Agreement"), pursuant to which Lenders have agreed to extend credit to Borrower, subject to the terms and conditions expressed therein.

         2. One of such conditions precedent is that the Related Persons shall subordinate all of their obligations to each other to all obligations of any Related Person to any of Agent and Lenders.

         3. Borrower owns directly, or indirectly through one or more subsidiaries, one hundred percent (100%) of the outstanding shares of capital stock of Tennessee Mining, Ikerd-Bandy, and Addington Mining; and the Subsidiaries, Borrower, and the other direct and indirect subsidiaries of Borrower are mutually dependent on each other in the conduct of their respective businesses under a holding company structure, and Borrower's ability to obtain credit under the Credit Agreement will inure to the benefit of all of the Related Persons.

         4. The board of directors of each Related Person (other than Larry Addington) has determined that the execution, delivery and performance of this Agreement may reasonably be expected to benefit such Related Person, directly or indirectly, and is in the best interests of such Related Person. Larry Addington has determined that the execution, delivery and performance of this Agreement may reasonably be expected to benefit him, directly or indirectly, and is in his best interests.

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to


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induce Lenders to extend credit under the Credit Agreement, the Related Persons hereby agree, with and for the benefit of Agent and Lenders, as follows:

         Section 1. Definitions.

         (a) Reference to Credit Agreement. Reference is hereby made to the Credit Agreement for the meaning of certain capitalized terms which are defined therein and which are used but not defined herein.

         (b) Specific Definitions. As used herein, the terms "Agreement" and "Credit Agreement" have the meanings indicated above, and the following additional terms have the following meanings:

         "Agent" means the Person who, at the time in question, is the "Agent" under the Credit Agreement. Whenever there is only one Lender under the Credit Agreement, "Agent" shall also refer to such Lender in such capacity as the only Lender.

         "Final Payment Date" means the earliest date after the date hereof on which all Senior Obligations have been paid in cash and satisfied in full and no Senior Creditor has any outstanding commitment (whether or not conditioned on the satisfaction of any condition precedent) to lend money or otherwise extend credit to any Related Person.

         "Insolvency Proceeding" means, with respect to any Person, any voluntary or involuntary liquidation, dissolution, sale of all or substantially all assets, marshaling of assets or liabilities, receivership, conservatorship, assignment for the benefit of creditors, insolvency, bankruptcy, reorganization, arrangement or composition of such person or entity (whether or not pursuant to bankruptcy, insolvency or other similar laws) and any other proceeding under laws for the protection of debtors involving such Person or any of its assets.

         "Lender" means NationsBank of Texas, N.A. and all other Persons who at any time are "Lenders" under the Credit Agreement.

         "Liable Party" means Borrower and any endorsers, guarantors or other obligors, primary or secondary, of any or all of the Obligations.

         "Obligations" means, with respect to any creditor, all debts, liabilities and obligations (of any character whatsoever) which are owed to such creditor by any Related Person, whether as principal, surety, endorser, guarantor, accommodation party or otherwise, whether now existing or hereafter incurred or arising, whether principal, interest, fees or expenses, whether direct, indirect, contingent, primary, secondary, joint and several, joint or several, or otherwise, and irrespective of the manner in which (or the Person or Persons in whose favor) such debts, liabilities, or other obligations were at their inception (or may hereafter be) created, or the manner in which such creditor may have acquired rights with respect thereto.

         "Permitted Distribution" has the meaning given it in Section 2.


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         "Person" means an individual, corporation, partnership, association, joint stock company, trust or trustee thereof, estate or executor thereof, unincorporated organization or joint venture, court or governmental unit or any agency or subdivision thereof, or any other legally recognizable entity.

         "Senior Creditors" means Agent and each Lender.

         "Senior Obligations" means all Obligations owed by any Related Person to any Senior Creditor, including all Obligations arising under the Credit Agreement and the other Loan Documents and including any interest accruing after the commencement of any Insolvency Proceeding whether or not such interest is an allowed claim enforceable against such Related Person in such Insolvency Proceeding.

         "Subordinated Obligations" means all Obligations owed by any Related Person to any other Related Person, including all Obligations arising out of any cash management activities and including any interest accruing after the commencement of any Insolvency Proceeding whether or not such interest is an allowed claim enforceable against such Related Person in such Insolvency Proceeding.

         "Termination Date" means the 91st day following the Final Payment Date; provided, however, that this Agreement shall continue to be effective or be reinstated, as though such payment had not been made, if at any time any payment of any of the Senior Obligations is rescinded or must otherwise be returned by any Senior Creditor in connection with an Insolvency Proceeding involving any Related Person.

         (c) References and Headings. Unless the context otherwise requires or unless otherwise provided herein, references in this Agreement to a particular agreement, instrument or document (including references to promissory notes, loan agreements, guaranties and security documents) also refer to and include all renewals, extensions, amendments, modifications, supplements or restatements of any such agreement, instrument or document, provided that nothing contained in this Section shall be construed to authorize any party hereto to execute or enter into any such renewal, extension, amendment, modification, supplement or restatement. The headings used herein are for purposes of convenience only and shall not be used in construing the provisions hereof. The words "this Agreement," "this instrument," "herein," "hereof," "hereby" and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The word "or" is not exclusive, and the word "including" (in its various forms) means "including without limitation". Pronouns in masculine, feminine and neuter genders shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires.

         Section 2. Subordination of Obligations. Each Related Person hereby, expressly and in all respects, subordinates and makes junior and inferior:

                  (i) all Subordinated Obligations owed to it and the payment and enforcement of such Subordinated Obligations, to



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                  (ii) the Senior Obligations and the payment and enforcement of the Senior Obligations.

Prior to the Termination Date, no Related Person to whom Subordinated Obligations are owed shall accept, receive or collect (by set-off or other manner) any payment or distribution on account of, or ask for, demand or accelerate, directly or indirectly, any Subordinated Obligation, and no Related Person owing any Subordinated Obligation shall make any such payment except as expressly provided below in this section. Borrower may make payments (i) to any Subsidiary if no Default or Event of Default has occurred and is continuing,
(ii) to Stockholders with respect to the amounts that the Borrower is permitted to pay them pursuant to Section 7.6 of the Credit Agreement (the "Permitted Distribution"), and (iii) to Larry Addington with proceeds of the Senior Unsecured Notes for the repayment of loans made by Larry Addington to Addington Enterprises, Inc. and assumed by Borrower.

         Section 3. No Obligations Which Cause Default. No Related Person shall at any time incur any Subordinated Obligations to any other Related Person if in so doing a Default or Event of Default would thereby occur.

         Section 4. Subordination of Liens. Any Liens at any time securing the Subordinated Obligations are hereby made, and will at all times prior to the Termination Date be, subject, subordinate, junior and inferior in all respects to all Liens securing the Senior Obligations; provided that this section shall not be construed as a consent by Senior Creditors to any Liens prohibited by the Credit Agreement or any other Loan Document.

         Section 5. Assets Wrongly Received. If any Related Person receives any payment or distribution of any kind (whether in cash, securities or other property) in contravention of this Agreement, it shall hold such payment or distribution in trust for Senior Creditors, shall segregate the same from all other cash or assets it holds, and shall immediately deliver the same to Agent for the benefit of Senior Creditors in the form received by such Related Person (together with any necessary endorsement) to be applied to or, at Agent's option held as collateral for, the payment or prepayment of the Senior Obligations.

         Section 6. Specific Performance. Agent is hereby authorized to demand specific performance of this Agreement at any time when any Related Person shall have failed to comply with any of the provisions of this Agreement. Each Related Person hereby irrevocably waives any defense based upon the adequacy of a remedy at law which might be asserted as a bar to such remedy of specific performance and waives any requirement of the posting of any bond which might otherwise be required before such remedy of specific performance is granted.

         Section 7. No Acceleration or Institution of Collection Proceedings. Prior to the Termination Date, no Related Person shall accelerate or collect or attempt to collect any part of the Subordinated Obligations --whether through the commencement or joinder of an action or proceeding (judicial or otherwise) or an Insolvency Proceeding, the enforcement of any rights against any property of another Related Person (including any such enforcement by foreclosure, repossession or sequestration proceedings), or otherwise -- except (a) when Agent shall either request that Related Persons join it in bringing any such proceeding or request that any Related


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Person file claims in connection with any such proceeding, or (b) to receive payments as permitted under Section 2.

         Section 8. Insolvency Proceedings, Power of Attorney.

         (a) Upon any distribution of all or any of the assets of any Related Person, upon the dissolution, winding up, liquidation or reorganization of any Related Person (whether or not in any Insolvency Proceeding), or upon an assignment for the benefit of creditors or any other marshaling of the assets and liabilities of any Related Person, then any payment or distribution of any kind (whether in cash, securities or other property) which otherwise would be payable or deliverable upon or with respect to the Subordinated Obligations owed by such Related Person, except the Permitted Distribution, shall be paid and delivered directly to Agent to be applied to or, at Agent's option held as collateral for, the payment or prepayment of the Senior Obligations.

         (b) During the pendency of any Insolvency Proceeding with respect to any Related Person, each Related Person shall promptly execute, deliver and file any documents and instruments which Agent may from time to time request in order to (i) file appropriate proofs of claim in respect of the Subordinated Obligations in such Insolvency Proceeding, except the Permitted Distribution,
(ii) instruct any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making any payment or distribution in such Insolvency Proceeding to make all payments which might otherwise be payable or deliverable in respect of the Subordinated Obligations, except the Permitted Distribution, directly to Agent, and (iii) otherwise effect the purposes of this Agreement.

         (c) Cumulative of the foregoing, each Related Person hereby grants to Agent the express power and authority (which power and authority are coupled with an interest and shall be irrevocable) to do the following until the Termination Date in the name of and on behalf of such Related Person:

                  (i) to file appropriate claims (whether by proofs of claim or otherwise) in any Insolvency Proceeding and to take such other actions in such Insolvency Proceeding as may be necessary or desirable to prevent the waiver or release of any claims for Subordinated Obligations or to enforce the terms of this Agreement.

                  (ii) to prosecute and enforce such claims in such Insolvency Proceeding, to initiate and participate in other proceedings to enforce such Subordinated Obligations, and to collect and receive any and all such cash or other assets which may be paid on account of Subordinated Obligations in such Insolvency Proceeding or in any other proceeding.

                  (iii) to exercise any vote with respect to Subordinated Obligations which any Related Person may have in any Insolvency Proceeding.

Agent shall, however, have no duty to any Related Person to exercise any of the foregoing power and authority, and Agent may do so or decline to do so in its sole and absolute discretion.


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         Section 9. Assignment and Marking of Subordinated Obligations.
Prior to the Termination Date, no Related Person shall without the prior consent of Agent:

                  (a) transfer, assign, pledge, encumber or (except for payments allowed under Section 2 hereof) otherwise dispose of any right, claim or interest in all or any part of the Subordinated Obligations to any Person other than another Related Person or Agent, acting for the benefit of Senior Creditors.

                  (b) subordinate any of the Subordinated Obligations to any Obligations other than the Senior Obligations.

                  (c) permit any amendment or modification to the terms of the Subordinated Obligations or any agreement or document executed in connection therewith.

Each Related Person shall upon Agent's request cause each instrument to which it is a party that evidences all or any part of the Subordinated Obligations to bear upon its face a conspicuous statement or legend to the effect that such instrument and the indebtedness evidenced thereby are subordinate to the payment of all Senior Obligations pursuant to this Agreement, and each Related Person shall, in the case of any Subordinated Obligations to which it is a party that is not evidenced by any instrument, upon Agent's request cause such Subordinated Obligations to be evidenced by an appropriate instrument or instruments endorsed with such statement or legend.

         Section 10. Obligations Hereunder Not Affected. No action or inaction of any Senior Creditor or any other Person, and no change of law or circumstances, shall release or diminish the obligations, liabilities, agreements or duties hereunder of any Related Person, affect this Agreement in any way, or afford any Person any recourse against any Senior Creditor. Without limiting the generality of the foregoing, none of the obligations, liabilities, agreements and duties of the Related Persons under this Agreement shall be released, diminished, impaired, reduced or affected by the occurrence of any of the following at any time or from time to time, even if occurring without notice to or without the consent of any or all Related Persons (any right of any of the Related Persons to be so notified or to require such consent being hereby waived):

                  (a) the release (by operation of law or otherwise) of any Related Person from its duty to pay any of the Senior Obligations.

                  (b) any invalidity, deficiency, illegality or unenforceability of any of the Senior Obligations or the documents and instruments evidencing, governing or securing the Senior Obligations, in whole or in part, any bar by any statute of limitations or other law to recovery on any of the Senior Obligations, or any defense or excuse for failure to perform on account of force majeure, act of God, casualty, impracticability or other defense or excuse with respect to the Senior Obligations whatsoever.

                  (c) the taking or accepting by any Senior Creditor of any additional security for or subordination to any or all of the Senior Obligations.


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                  (d) any release, discharge, surrender, exchange,
         subordination, non-perfection, impairment, modification or stay of actions or lien enforcement proceedings against, or loss of any security at any time existing with respect to, the Senior Obligations.

                  (e) the modification or amendment of, or waiver of compliance with, any terms of the documents and instruments evidencing, governing or securing the Senior Obligations.

                  (f) the insolvency, bankruptcy or disability of any Related Person or the filing or commencement of any Insolvency Proceeding involving any Related Person or other proceeding with respect thereto.

                  (g) any increase or decrease in the amount of the Senior Obligations or in the time, manner or terms in accordance with which the Senior Obligations are to be paid, or any adjustment, indulgence, forbearance, waiver or compromise that may be granted or given with respect to the Senior Obligations.

                  (h) any neglect, delay, omission, failure or refusal of any Senior Creditor to take or prosecute any action for the collection of the Senior Obligations or to foreclose or take or prosecute any action in connection with any instrument or agreement evidencing or securing all or part of the Senior Obligations.

                  (i) any release of the proceeds of collateral which may come into the possession of any Senior Creditor or its Affiliates.

                  (j) any judgment, order or decree by any court or governmental agency or authority that a payment or distribution by any Related Person to any Senior Creditor upon the Senior Obligations is a preference or fraudulent transfer under applicable bankruptcy or similar laws for the protection of creditors or is for any other reason required to be refunded by such Senior Creditor or paid by such Senior Creditor to any other Person.

                  (k) the release or discharge for any reason of any Liable Party hereto from any of its obligations under this Agreement.

                  (l) any modification of, or waiver of compliance with, any terms of this Agreement with respect to any party hereto.

                  (m) any neglect, delay, omission, failure or refusal of any Senior Creditor to take or prosecute any action against any Person in connection with this Agreement.

         Section 11. Waiver. Each Related Person hereby waives promptness, diligence, notice of acceptance, notice of any Default or Event of Default, notice of acceleration of any Senior Obligations, and any other notice with respect to any of the Senior Obligations and this Agreement, and any requirement that Senior Creditors exhaust any other right or take any action against any Related Person or any other Person or any collateral.


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         Section 12. Subrogation.

         (a) No payment or distribution to any Senior Creditor pursuant to the provisions of this Agreement shall entitle any Related Person to exercise any rights of subrogation in respect thereof prior to the Termination Date, and until such time no Related Person shall have any right of subrogation to any Senior Creditor, or any right to receive contribution or reimbursement from any other Related Person, on account of this Agreement or any other Loan Document.

         (b) After the Termination Date, and provided that no payments received by Senior Creditors are voidable or must otherwise be returned, each Related Person shall be subrogated to the rights of each Senior Creditor to receive distributions applicable to Senior Obligations to the extent that distributions otherwise payable to such Related Person have been applied to the payment of Senior Obligations owing to such Senior Creditor.

         (c) Any distribution made pursuant to this Agreement to a Senior Creditor on account of Subordinated Obligations owing by one Related Person to a second Related Person, shall not, as between such Related Persons, be considered a payment of such Subordinated Obligations.

         (d) If any Senior Creditor ever enforces any security interests or otherwise obtains any ownership interests in the stock of or partnership interests in any Related Person (whether by foreclosure, in an Insolvency Proceeding, as part of a settlement, or otherwise), thereby causing such first Related Person to cease to be owned by another Related Person and to instead become owned by a Senior Creditor or by any other Person which is not a Related Person, then all claims of any Related Persons for Subordinated Obligations owed by such first Related Person shall thereupon be deemed terminated and released, and no Related Person shall at any time thereafter have any right of subrogation to any claims of any Senior Creditor against such first Related Person or any right to receive contribution or reimbursement from such first Related Person.

         Section 13. Representations and Warranties of the Related Persons. Each Related Person hereby represents and warrants to each Senior Creditor that:

         (a) The recitals at the beginning of this Agreement are true and correct in all respects.

         (b) Each Related Person (other than Larry Addington) is duly organized, validly existing and in good standing under the laws of the state of its organization or formation. Each Related Person has all requisite power and authority to execute, deliver and perform this Agreement.

         (c) The execution, delivery and performance by each Related Person (other than Larry Addington) of this Agreement have been duly authorized by all necessary corporate action and do not and will not contravene its certificate or articles of incorporation or bylaws.

         (d) The execution, delivery and performance by the Related Persons of this Agreement do not and will not contravene any law or governmental regulation or any contractual restriction binding on or affecting any Related Person or any of its properties, and do not and will not result in or require the creation of any Lien upon or with respect to any of its properties.


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         (e) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or other regulatory body or third party, is required for the due execution, delivery and performance by any Related Person of this Agreement.

         (f) This Agreement is a legal, valid and binding obligation of each Related Person, enforceable against each Related Person in accordance with its terms except as limited by bankruptcy, insolvency or other similar laws of general application relating to the enforcement of creditors' rights.

         (g) There is no action, suit or proceeding pending or, to the knowledge of any Related Person, threatened against or otherwise affecting any Related Person before any court, arbitrator or governmental department, commission, board, bureau, agency or instrumentality which may materially and adversely affect any Related Person's financial condition or its ability to perform its obligations hereunder.

         Section 14. No Oral Change. No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by Related Persons and Agent (with the consent of Senior Creditors to the extent required under Section 10.1 of the Credit Agreement). No waiver of any provision of this Agreement, and no consent to any departure by Related Persons therefrom, shall be effective unless it is in writing and signed by Agent (with the consent of Senior Creditors to the extent required under Section 10.1 of the Credit Agreement), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         Section 15. Governing Law. This Agreement shall be deemed a contract and instrument made under the laws of the State of Texas and shall be construed and enforced in accordance with and governed by the laws of such state and the laws of the United States of America, without regard to principles of conflicts of law.

         Section 16. Invalidity of Particular Provisions. If any term or provision of this Agreement shall be determined to be illegal or unenforceable, all other terms and provisions hereof shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable law.

         Section 17. Additional Documentation. Upon Agent's request, each Related Person will execute any further instruments and take all other action which, in Agent's opinion, may be necessary or desirable to carry out more fully the purposes of this Agreement.

         Section 18. Notices. All notices provided for hereunder shall be in writing or by facsimile and, if to any Related Person, addressed, delivered or transmitted to it at the address or facsimile number of Borrower set forth in the Credit Agreement, and, if to the Agent, addressed, delivered or transmitted to it at the address or facsimile number of the Agent specified in the Credit Agreement, or as to any party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications, if mailed and properly addressed with postage prepaid or if properly addressed and sent by prepaid courier service, shall be deemed given when


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received; any such notice or communication, if transmitted by facsimile, shall be deemed given when transmitted (upon receipt of electronic confirmation of transmission).

         Section 19. Successors and Assigns. No rights or obligations hereunder of any Related Person may be assigned or delegated, but this Agreement and such obligations shall pass to and be fully binding upon the successors of each Related Person. This Agreement shall apply to and inure to the benefit of each Senior Creditor, its successors, and its assigns which are permitted under the Credit Agreement.

         Section 20. Counterparts. This Agreement may be separately executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Agreement. Any Subsidiary of Borrower may from time to time be added hereto as a Related Person by executing and delivering a counterpart hereof to Agent; no consent or other writing from any other Related Person shall be required for the addition hereto of any such Subsidiary as a Related Person and as a party hereto.


            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]


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         IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

                                 BORROWER:

                                          AEI HOLDING COMPANY, INC.

                                          By:    /s/ Vic Grubb
                                             -----------------------
                                          Name:  Vic Grubb
                                          Title: Controller/Treasurer

                                 SUBSIDIARIES:

                                          TENNESSEE MINING, INC.

                                          By:    /s/ John Lynch
                                             -----------------------
                                          Name:  John Lynch
                                          Title: Vice President


                                          IKERD-BANDY CO., INC.

                                          By:    /s/ John Lynch
                                             -----------------------
                                          Name:  John Lynch
                                          Title: Secretary


                                          ADDINGTON MINING, INC.

                                          By:    /s/ John Lynch
                                             -----------------------
                                          Name:  John Lynch
                                          Title: Secretary

                                 STOCKHOLDERS:

                                          ADDINGTON ENTERPRISES, INC.

                                          By:    /s/ John Lynch
                                             -----------------------
                                          Name:  John Lynch
                                          Title: Vice President


                                          /s/ LARRY ADDINGTON
                                          --------------------------
                                          LARRY ADDINGTON